UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2020 (September 18, 2020)

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Tenneco Inc. (the “Company”) is hereby amending Item 5.02 of its Current Report on Form 8-K, dated September 21, 2020, in its entirety as set forth below to report that on November 5, 2020, the Board of Directors of the Company (the “Board”) appointed Mr. John S. Stroup to the Audit Committee of the Board. When Mr. Stroup was appointed to the Board on September 18, 2020, the Board had not determined on which committees he would serve.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 18, 2020, upon the nomination of the Nominating and Governance Committee, the Board appointed Mr. John S. Stroup to serve as an independent member of the Board, effective immediately.

On November 5, 2020, the Board appointed Mr. Stroup to its Audit Committee.

Since May 2020, Mr. Stroup, age 54, has served as the Executive Chairman of Belden Inc. (“Belden”), a global supplier of specialty networking solutions built around two global business platforms - Enterprise Solutions and Industrial Solutions. Prior to his role as Executive Chairman, Mr. Stroup had been the President and Chief Executive Officer. He has also been a member of the board of Belden since 2005. Prior to Belden, Mr. Stroup was employed by Danaher Corporation, a manufacturer of professional instrumentation, industrial technologies, and tools and components, since 2000. At Danaher, he initially served as Vice President, Business Development and was promoted to President of a division of Danaher’s Motion Group and later to Group Executive of the Motion Group. Prior to his time at Danaher, he was Vice President of Marketing and General Manager with Scientific Technologies Inc. In addition to Belden, Mr. Stroup is a director of Rexnord Corporation. He received his Bachelor of Science degree in Mechanical Engineering from Northwestern University and an MBA from the University of California-Berkeley.

Mr. Stroup will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors.

There is no arrangement or understanding between Mr. Stroup and any other person pursuant to which he was selected as a director of the Company. Mr. Stroup has no family relationships with any of the directors or executive officers of the Company. Mr. Stroup has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the Company’s press release announcing the matter described in Item 5.02 of this report is attached hereto and furnished as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release issued September 21, 2020 (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated September 21, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: November 5, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary